AMERICAN
                                  LOCKER GROUP
                                  INCORPORATED

                              815 SOUTH MAIN STREET
                             GRAPEVINE, TEXAS 76051


                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 15, 2005
                                   ----------


TO THE STOCKHOLDERS:

         The Annual Meeting of Stockholders will be held at the Company's principal executive offices at 815 South Main Street, Grapvevine, Texas 76051 on Thursday, December 15, 2005, at 10:00 a.m., Central Standard Time, for the following purposes:

         1. To elect a Board of Directors consisting of six persons to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

         2. To consider and act upon such other matters as may properly come before the meeting.

         The Board of Directors has fixed the close of business on October 20, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

         Whether or not you expect to attend the meeting in person, you are urged to sign, date and return the enclosed proxy promptly to the Company in the enclosed postage paid envelope.

                                            By Order of the Board of Directors,

                                                      Alan H. Finegold
                                                         Secretary

Grapevine, Texas
November 11, 2005

                                    AMERICAN
                                  LOCKER GROUP
                                  INCORPORATED

                              815 SOUTH MAIN STREET
                             GRAPEVINE, TEXAS 76051
                                   ----------

                                 PROXY STATEMENT
                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 15, 2005

         This Proxy Statement and the enclosed proxy, which are being mailed to stockholders commencing on or about November 11, 2005, are furnished in connection with the solicitation by the Board of Directors of American Locker Group Incorporated (referred to in this Proxy Statement as the "Company") of proxies for the Annual Meeting of Stockholders of the Company to be held on Thursday, December 15, 2005, at 10:00 a.m., Central Standard Time, at the Company's principal executive offices at 815 South Main Street, Grapevine, Texas 76051.

         Only holders of Common Stock of record at the close of business on October 20, 2005, will be entitled to notice of and to vote at the Annual Meeting. On that date there were outstanding 1,546,146 shares of Common Stock. Each share of the Company's outstanding Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

         If the enclosed Proxy is properly executed and returned, it may nevertheless be revoked at any time prior to its use by execution of a later dated proxy, by voting in person at the Annual Meeting or by written or verbal notice of such revocation to the Secretary of the Company at any time before the proxy is voted.

         A copy of the 2004 Annual Report of the Company is being mailed with this Proxy Statement.


PROXY SOLICITATION AND EXPENSES OF SOLICITATION

         Proxies are being solicited on behalf of the Board of Directors of the Company, and the expenses of soliciting proxies will be borne by the Company. Solicitation will be made primarily by mail, but Directors, officers and regular employees of the Company may solicit proxies personally, by mail, or by telephone or facsimile. The Company will not pay any compensation for the solicitation of proxies, but will reimburse banks, brokers and other custodians, nominees or fiduciaries for their reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies.

                                  INTRODUCTION

PURPOSE OF THE ANNUAL MEETING

         The 2005 Annual Meeting of Stockholders will be held for the purpose of electing six directors to serve for a term of one year and until their successors are duly elected and qualified.

                              ELECTION OF DIRECTORS

         Six persons, constituting the entire Board of Directors of the Company, are to be elected at the 2005 Annual Meeting of Stockholders to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. It is intended that the accompanying proxy will be voted for the election of the six nominees named in this Proxy Statement. Two of the nominees were elected by the stockholders of the Company at the 2004 Annual Meeting of Stockholders, and four of the nominees were appointed to the Board of Directors in July 2005 to fill vacancies. Three of the nominees, John E. Harris, Mary A. Stanford and James T. Vanasek, have been determined by the Company to be "independent" as defined in applicable regulations issued by the Securities and Exchange Commission (the "SEC") and NASDAQ.

         The nominees identified in the proxy statement were recommended to the Board of Directors by the Nominating and Governance Committee of the Board of Directors. The Company did not pay any third party to assist in the process of identifying or evaluating candidates.

         Steven Bregman, a current member of the Board of Directors, has informed the Company that he has chosen not to stand for election to the Board of Directors at the 2005 Annual Meeting of Stockholders. Accordingly, Mr. Bregman has not been nominated. The Company wishes to thank Mr. Bregman for his service and for the contributions that he has made to the Board of Directors, including his service on the Audit Committee.

         All nominees have indicated that they are willing and able to serve as directors if elected. If any nominees should be unable or unwilling to serve, the proxies will be voted for the election of such person as shall be designated by the Board of Directors to replace such nominee.

         The Company is organized under the laws of the State of Delaware. The General Corporation Law of the State of Delaware requires that directors be elected by a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors. Accordingly, abstentions from voting and broker non-votes will have no effect on the outcome of the election of Directors. The stockholders of the Company are not entitled to vote cumulatively in the election of Directors.

                         DIRECTOR NOMINATING PROCEDURES

         The Nominating and Governance Committee actively seeks and identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, and selects the nominees for Director. The Nominating and Governance Committee also selects the membership composition of the committees of the Board of Directors. Only Directors who meet the independence standards set by the SEC and by NASDAQ are permitted to serve on the Nominating and Governance Committee. The Nominating and Governance Committee has a written charter that describes its duties and powers. The current charter of the Nominating and Governance Committee is included as Appendix A to this Proxy Statement.

         The Nominating and Governance Committee reviews with the full Board of Directors at least annually the qualifications of new and existing members of the Board of Directors, considering the level of independence of individual members, together with such other factors as the Board of Directors deems appropriate, including overall skills and excellence, to ensure the Company's ongoing-compliance with the independence and other standards set by the SEC and by NASDAQ.

         The Nominating and Governance Committee will consider candidates proposed by the stockholders of the Company, taking into consideration the needs of the Board of Directors and the candidate's qualifications. To have a candidate considered by the Nominating and Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

        o    The name and address of the proposed candidate;

        o The proposed candidates resume or a list of his or her qualifications to be a director of the Company;

        o A description of what would make such person a good addition to the Board of Directors;

        o A description of any relationship that could affect such person's qualifying as an independent director, including identifying all other public company board and committee memberships;

        o A confirmation of such person's willingness to serve as a director if selected by the independent Directors and the Board;

        o The name of the stockholder submitting the name of the proposed candidate, together with information as to the number of shares owned and the length of time of ownership; and

        o Any information about the proposed candidate that, under the federal proxy rules, would be required to be included in the Company's proxy statement if such person were a nominee.

         The stockholder recommendation and information described above must be sent to the Corporate Secretary at 815 South Main Street, Grapevine, Texas 76051, and, in order to allow for timely consideration, must be received not less than 120 days in advance of the anniversary date of the release of the proxy statement for the most recent annual meeting of stockholders

         Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the Nominating and Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Nominating and Governance Committee believes that the candidate has the potential to be contributing members of the Board of Directors, the Nominating and Governance Committee would seek to gather information from or about the candidate, including through one or more interviews as appropriate and a review of his or her accomplishments and qualifications generally, including in light of any other candidates that the Nominating and Governance Committee may be considering. The evaluation process does not vary based on whether the candidate is recommended by a stockholder.


                    INFORMATION AS TO NOMINEES FOR DIRECTORS

         The following sets forth certain information concerning the nominees for election as directors, including the number of shares of Common Stock of the Company beneficially owned directly or indirectly, by each on October 31, 2005. Also included are the names of other companies filing reports pursuant to the Securities Exchange Act of 1934, as amended, for which the nominees serve as directors or trustees. Other than as indicated below, there are no family relationships between any nominees or principal officers of the Company.

EDWARD F. RUTTENBERG

         Mr. Ruttenberg, 58, has been a Director since 1996 and has been the Company's Chairman and Chief Executive Officer since September 1998 and President, Chief Operating Officer and Treasurer since May 2005. Mr. Ruttenberg serves on the Executive Committee.

ALAN H. FINEGOLD

          Mr. Finegold, 63, has been a Director since 1994 and is a member of the Executive Committee. Mr. Finegold has been affiliated with the Law Offices of Alan H. Finegold, LLC, a law firm, and the Alan H. Finegold Company, which provides business and estate planning services, for more than five years.

JOHN E. HARRIS

         Mr. Harris, 44, has been a Director since July 2005 and is a member of the Stock Option - Executive Compensation and the Nominating and Governance Committees. Mr. Harris has served as Principal of Harris Capital Advisors, a consulting, investment analysis and private equity financing firm, since 2001. Mr. Harris also served as Vice President of Emerson Partners, a real estate private equity fund, from 2001 to 2003. Prior to that, Mr. Harris was a partner at SunTx Capital Partners, a private investment firm, from 2000 to 2001.

HAROLD S. RABIN

         Dr. Rabin, 58, has been a Director since July 2005 and is a member of the Executive Committee. Dr. Rabin has been a diagnostic radiologist with Quantum Imaging and Therapeutic Associates for over 25 years. Dr. Rabin currently serves as a member of the group's Finance Committee and previously served as its President. In addition, Dr. Rabin is a member of the Medical Executive Committee of Holy Spirit Hospital in Camp Hill, Pennsylvania. Dr. Rabin is Mr. Ruttenberg's brother-in-law.

MARY A. STANFORD

         Dr. Stanford, 45, has been a Director since July 2005 and is a member of the Audit, Stock Option - Executive Compensation and Nominating and Governance Committees. Dr. Stanford has been an Associate Professor of Accounting at the Neeley School of Business at Texas Christian University since 2002. Dr. Stanford previously was an Associate Professor of Accounting at Syracuse University from 1999 to 2002.

JAMES T. VANASEK

         Mr. Vanasek, 35, has been a Director since July 2005 and is a member of the Audit and Nominating and Governance Committees. Mr. Vanasek has served as Principal of VN Capital Management, LLC, a private hedge fund, since 2002.
Prior to that, Mr. Vanasek was an investment banking associate at JPMorgan.


STOCK OWNERSHIP OF NOMINEES AND EXECUTIVE OFFICERS

         As of October 31, 2005, the nominees for director and the persons named in the section of this Proxy Statement entitled "Compensation and Other Transactions with Management and Others" owned the following shares of Common Stock of the Company:


NAME AND ADDRESS OF           AMOUNT AND NATURE OF                     PERCENT
BENEFICIAL OWNER(1)           BENEFICIAL OWNERSHIP                     OF CLASS
-----------------------------------------------------------------------------------------------------------------------------------

Edward F. Ruttenberg               76,821(2)                             4.9%

Alan H. Finegold                   10,000(3)                              *

John E. Harris                        200                                 *

Harold S. Rabin                    52,057(4)                             3.4%

Mary A. Stanford                        0                                 *

James T. Vanasek                  121,809(5)                              7.9%


                                       5

Roy J. Glosser                     23,300(6)                              1.5%


(*)      Less than 1%

(1) The address of each listed individual is c/o American Locker Group Incorporated, 815 S. Main Street, Grapevine, Texas 76051.

(2) Includes 25,000 shares which Mr. Ruttenberg has the right to obtain upon exercise of stock options. Also includes 44,489 shares held by Mr. Ruttenberg, 2,000 shares held jointly by Mr. Ruttenberg and Sara Ruttenberg and 5,332 shares held by Rollform of Jamestown, Inc., a company in which Mr. Ruttenberg and his immediate family own a 97% interest.

(3) Includes 3,000 shares which Mr. Finegold has the right to acquire upon exercise of stock options.

(4) Reflects 52,057 shares owned by Dr. Rabin's wife, with respect to which Dr. Rabin disclaims beneficial ownership.

(5) Includes 300 shares held in Mr. Vanasek's 401(k) account and 121,509 shares held by VN Capital Management, LLC, of which Mr. Vanasek is a Principal, with respect to which Mr. Vanasek disclaims beneficial ownership.

(6) Includes 800 shares owned by Mr. Glosser's wife, with respect to which Mr. Glosser disclaims beneficial ownership. Effective May 12, 2005, the Board of Directors of the Company determined that Mr. Ruttenberg would assume the duties of the positions of President, Chief Operating Officer and Treasurer of the Company, which previously were performed by Mr. Glosser. Mr. Glosser resigned as a Director of the Company effective July 28, 2005.

         All directors and executive officers of the Company as a group (seven persons), and persons who may be deemed to be part of the group with a director, owned beneficially 260,887 shares of Company Common Stock, or approximately 16.6% of the shares outstanding, on October 31, 2005. For purposes of the foregoing sentence, shares subject to stock options held by such persons (28,000 shares) are included in the number of shares held and the total number of shares outstanding.


                     INFORMATION WITH RESPECT TO COMMITTEES
                          AND COMPENSATION OF DIRECTORS

         During 2004, the Board of Directors met three times, the Executive Committee met one time, the Stock Option - Executive Compensation Committee met one time, and the Audit Committee met twelve times. The Nominating and Governance Committee, which was formed in May 2004 following the 2003 Annual Meeting of Stockholders, did not meet in 2004 following its formation. The function of the Executive Committee is to exercise the powers of the Board of Directors in the management of the affairs of the Company between the meetings of the Board of Directors. The functions of the Stock Option - Executive Compensation Committee consist of determining compensation to be paid to executive officers of the Company and administering all stock option plans of the Company, including making decisions relative to the grant of options. The report of the Stock Option - Executive Compensation Committee is set forth below under the caption "Compensation and Other Transactions with Management and Others - Report on Executive Compensation". The functions of the Nominating and Governance Committee are to identify individuals qualified to become Directors, to select director nominees, to select the membership of the committees of the Board of Directors and to oversee the development, implementation and evaluation of the Company's corporate governance policies. The functions of the Audit Committee are described below under the caption "Audit Committee - Audit Committee Charter".

            Each Director, other than the Chair of the Audit Committee, who is not a salaried employee of the Company is paid a base director fee of $2,000 per calendar quarter and a fee of $500 for each meeting of the Board of Directors or of a Committee of the Board which the Director attends. In recognition of the additional responsibilities and time commitment associated with the position, the Chair of the Audit Committee instead receives a base director fee of $4,000 per calendar quarter and a fee of $500 for each meeting of the Board of Directors or of a Committee of the Board attended. All payments of compensation to directors are payable on a monthly basis.

         All directors attended more than 75% of the aggregate total number of meetings held in 2004 by the Board of Directors and the Committees of the Board of Directors on which they serve.


                       COMPENSATION AND OTHER TRANSACTIONS
                           WITH MANAGEMENT AND OTHERS

         The following information is given for 2004, 2003 and 2002 with respect to the compensation which was paid or accrued for services in such years, or which was paid in such years for services in prior years but not included in the remuneration table in prior years' proxy statements, for each of the executive officers of the Company as of December 31, 2004.


                  .                   Annual Compensation              Long-Term Compensation
                                ------------------------------------  ----------------------------------
                                                                                 Awards         Payouts
                                                                Other
                                                                Annual               Securities
                                                                Compen-  Restricted  Underlying  LTIP     All Other
 NAME AND                                    Salary    Bonus    sation    Stock      Options    Payouts Compensation
 PRINCIPAL POSITIONS                  Year    ($)       ($)      ($)     Award($)    (Shares)    ($)      ($)(1)
 -------------------------------------------------------------------------------------------------------------------
 Edward F. Ruttenberg                 2002  $187,440  $160,000    --        --          --       --         --
  Chairman and Chief Executive        2003  $196,812  $120,000    --        --          --       --         --
  Officer(2)                          2004  $196,812  $140,000    --        --          --       --         --

 Roy J. Glosser                       2002  $168,720  $130,000    --        --          --       --         --
  President, Chief Operating          2003  $177,156  $ 97,500    --        --          --       --         --
  Officer and                         2004  $177,156  $115,000    --        --          --       --         --
  Treasurer(2)


(1) In accordance with applicable regulations, the amounts do not include perquisites and other personal benefits received by the named officers because the aggregate value of such benefits did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus for the named officers.

(2) Effective May 12, 2005, the Board of Directors of the Company determined that Mr. Ruttenberg would assume the duties of the positions of President, Chief Operating Officer and Treasurer of the Company.

STOCK OPTIONS

1988 Plan
---------

         In May 1988, the stockholders of the Company approved the American Locker Group Incorporated 1988 Stock Incentive Plan (the "1988 Plan"). Grants under the 1988 Plan were to be made to certain officers and directors of the Company by the Stock Option - Executive Compensation Committee of the Board of Directors (the "Committee"), which is comprised of at least two persons, in its discretion. Under terms of the 1988 Plan, no new options can be granted after February 29, 1998. During 2004, no options were exercised with respect to shares under the 1988 Plan. The final options that were granted under the 1988 Plan were exercised in June 2005, and there are no outstanding awards under the 1988 Plan.

         The 1988 Plan provides for the grant of rights to receive cash and/or Company Common Stock, including options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, and options not intended so to qualify. The 1988 Plan provides that the exercise price of stock options must be no less than the fair market value on the date of grant of the shares of Company Common Stock subject thereto and no stock option granted under the 1988 Plan may be exercisable more than ten years after its grant. In the case of a holder of 10% or more of the Company Common Stock, options intended to be incentive stock options must have an exercise price of at least 110% of the fair market value of the underlying shares of Company Common Stock on the date of grant and such options must expire within five years of the date of grant.

         Upon exercise of a stock option, the option price is required to be paid in cash, or at the discretion of the Committee, in shares of Company Common Stock, valued at the fair market value thereof on the date of payment, or in a combination of cash and shares of Company Common Stock. The 1988 Plan authorizes the Committee, in the event of any tender offer or exchange offer (other than an offer by the Company) for shares of Company Common Stock, to take such action as it may deem appropriate to enable the recipients of outstanding awards to avail themselves of the benefits of such offer, including acceleration of payment or exercise dates and purchase outstanding stock options.

1999 Plan
---------

         In May 1999, the stockholders of the Company approved the American Locker Group Incorporated 1999 Stock Incentive Plan (the "1999 Plan").

         Administration. The 1999 Plan is administered by the Committee. The Committee has the sole discretion to interpret the 1999 Plan, establish and modify administrative rules, impose conditions and restrictions on awards, and take such other actions as it deems necessary or advisable. In addition, the full Board of Directors of the Company can perform any of the functions of the Committee under the 1999 Plan.

         Amount of Stock. The 1999 Plan provides for awards of up to 150,000 shares of Common Stock. The number and kind of shares subject to outstanding awards, the purchase price for such shares and the number and kind of shares available for issuance under the 1999 Plan is subject to adjustments, in the sole discretion of the Committee, in connection with the occurrence of mergers, recapitalizations and other significant corporate events involving the Company. The shares to be offered under the 1999 Plan will be either authorized and unissued shares or issued shares which have been reacquired by the Company.

         Eligibility and Participation. The participants under the 1999 Plan will be those employees and consultants of the Company or any subsidiary who are selected by the Committee to receive awards, including officers who are also directors of the Company or its subsidiaries. No participant can receive awards under the 1999 Plan in any calendar year in respect of more than 15,000 shares of Common Stock.

         Amendment or Termination. The 1999 Plan has no fixed expiration date. The Committee will establish expiration and exercise dates on an award-by-award basis. However, for the purpose of awarding incentive stock options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive stock options"), the 1999 Plan will expire ten years from its effective date of May 13, 1999.

         Stock Options. The Committee may grant to a participant incentive stock options, options which do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee. Incentive stock option grants shall be made in accordance with Section 422 of the Code.

         The exercise price for stock options will be determined by the Committee at its discretion, provided that the exercise price per share for each stock option shall be at least equal to 100% of the fair market value of one share of Common Stock on the date when the stock option is granted.

         Upon a participant's termination of employment for any reason, any stock options which were not exercisable on the participant's termination date will expire, unless otherwise determined by the Committee.

         Upon a participant's termination of employment for reasons other than death, disability or retirement, the participant's stock options will expire on the date of termination, unless the right to exercise the options is extended by the Committee at its discretion. In general, upon a participant's termination by reason of death or disability, stock options which were exercisable on the participant's termination date (or which are otherwise determined to be exercisable by the Committee) may continue to be exercised by the participant (or the participant's beneficiary) for a period of twelve months from the date of the participant's termination of employment, unless extended by the Committee. Upon a participant's termination by reason of retirement, stock options which were exercisable upon the participant's termination date (or which are otherwise determined to be exercisable by the Committee) may continue to be exercised by the participant for a period of three months from the date of the participant's termination of employment, unless extended by the Committee. If upon the disability or retirement of the participant, the participant's age plus years of continuous service with the company and its affiliates and predecessors (as combined and rounded to the nearest month) equals 65 or more, then all of the participant's options will be exercisable on the date of such disability or retirement for the exercise period stated above. In no event, however, may the options be exercised after the scheduled expiration date of the options.

         Subject to the Committee's discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, by the delivery (actually or by attestation) of shares of Common Stock held by the participant for at least six months prior to the date of exercise, a combination of cash and shares of Common Stock, or in any other form of consideration acceptable to the Committee (including one or more "cashless" exercise forms).

         Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitled the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

         The exercise price of a SAR is determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of Common Stock, or a combination thereof, as determined at the discretion of the Committee.

         Change in Control. In the event of a change in control of the Company, all stock options and SARs will immediately vest and become exercisable. In general, events which constitute a change in control include: (i) acquisition by a person of beneficial ownership of shares representing 30% or more of the voting power of all classes of stock of the Company; (ii) during any year or period of two consecutive years, the individuals who at the beginning of such period constitute the Board no longer constitute at least a majority of the Board; (iii) a reorganization, merger or consolidation; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company.

         No options were granted or exercised in 2004 under the 1999 Plan. The following table sets forth information with respect to the persons named in the Executive Compensation Table concerning the exercise of options during the last fiscal year and unexercised options held as of December 31, 2004. Share data reflects the four-for-one stock distribution which was distributed on June 25, 1998.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                           Shares                          Number of Securities          Value of Unexercised
                          Acquired        Value           Underlying Unexercised             In-The-Money
                        on Exercise      Realized       Options at 12/31/04 (#)      Options at 12/31/04 ($)(1)
      Name                   (#)           ($)          Exercisable   Unexercisable  Exercisable   Unexercisable
----------------        -------------    ---------      -----------   -------------  -----------   -------------
Edward F. Ruttenberg         --           --              25,000          --           $368,750        --
Roy J. Glosser               --           --              22,000          --           $324,500        --


(1) Calculated on the basis of the closing price of the underlying securities at the closing of the market on December 31, 2004 ($14.75 per share) minus the applicable exercise price.

ESTIMATED RETIREMENT BENEFITS

         The Company's pension plan for salaried employees provides for an annual pension upon normal retirement computed under a career average formula, presently equal to 2% of an employee's eligible lifetime earnings, which includes salaries, commissions and bonuses. The following table sets forth the approximate annual benefits payable on normal retirement pursuant to the provisions of the pension plan for salaried employees to persons in specified lifetime average annual earnings categories and years-of-service classifications. Edward F. Ruttenberg is credited with six years of service under this plan. See Note 17 - Subsequent Events to the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2004 for additional information about the Company's decision in May 2005 to freeze its obligations under the defined benefit plan such that after July 15, 2005 no benefits will accrue under this plan.



                                      Annual Pension Benefits for Years of
                                             Credited Service Shown (1)
                                      ------------------------------------
 Lifetime Average
 Annual Earnings              10 Years            20 Years            30 Years
 ---------------              --------            --------            --------

      50,000                  10,000             20,000               30,000
      75,000                  15,000             30,000               45,000
     100,000                  20,000             40,000               60,000
     125,000                  25,000             50,000               75,000
     150,000                  30,000             60,000               90,000


(1) Pension benefit amounts listed in the table are not subject to deduction for Social Security benefits.

         Effective February 1, 1999, the Company has established a 401(K) Plan under which it matches employee contributions at the rate of $.10 per $1.00 of employee contributions up to 10% of employee's wages.

SUPPLEMENTAL RETIREMENT PLAN

         In December 1997, the Board of Directors of the Company adopted the American Locker Group Incorporated Supplemental Executive Retirement Plan (the "Supplemental Plan"), effective January 1, 1998. The Supplemental Plan provides for supplemental retirement benefits to certain executive level employees of the Company as established by the Stock Option - Executive Compensation Committee of the Board of Directors from time to time. No director of the Company may be the beneficiary of the Supplemental Plan unless such director also serves as an employee of the Company.

         The Supplemental Plan provides for payment by the Company to the participant of a specified monthly benefit and the provision by the Company of supplemental medical benefits for the benefit of the participant and his dependents (the "Health Benefit"). The obligations of the Company under the Supplemental Plan are triggered by the actual retirement of the participant (defined as the date on which the participant ceases, for reasons other than death, all active employment with the Company) or upon a change of control. For purposes of the Supplemental Plan, "Change of Control" is defined as a change in ownership or control of the Company such that (i) any person, as defined in
Section 13(d) or 14(d) of the Securities and Exchange Act of 1934 becomes beneficial owner of more than 50% of the Company; (ii) during any two year period (including periods prior to the adoption of the Supplemental Plan) there shall cease to be a majority of the Board of the Company comprised of individuals who at the beginning of such period were on the Board and any new members whose election was approved by a vote of the majority of the directors who were then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved; or (iii) the stockholders of the Company approve a merger or consolidation of the Company (other than merger or consolidation, which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 80% of the combined voting power of the surviving entity after the merger or consolidation), the approval by the stockholders of the Company of a complete liquidation of the Company, or the Company enters into a plan to sell all or substantially all of the Company's assets, in a single transaction or series of related transactions.

         The Supplemental Plan also provides that upon the death of a participant, the Company shall continue to pay to the participant's spouse for the remainder of such spouse's life an amount equal to one-half of the benefit paid to the participant and to continue to provide the Health Benefit for the benefit of such spouse.

         As of December 31, 2004, no eligible employees or spouses are designated to receive benefits under the Supplemental Plan.


REPORT ON EXECUTIVE COMPENSATION

         This Report on Executive Compensation is furnished by the Stock Option
- Executive Compensation Committee of the Board of Directors (referred to in this Report on Executive Compensation as the "Committee"). In accordance with the rules of the Securities and Exchange Commission, this report is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

         The Committee is responsible for all aspects of executive compensation of the Company. The Committee determines levels of executive compensation for each of the two principal executive officers of the Company and administers the Company's 1999 Stock Incentive Plan, the Company's 1988 Stock Incentive Plan, and the Supplemental Retirement Plan. Following its deliberations, the Committee makes periodic reports to the entire Board of Directors.

         The Committee currently consists of two members, John E. Harris and James T. Vanasek, both of whom are independent non-employee directors. Both current members of the Committee were initially appointed to the Board of Directors in July 2005. Reference is made to the Report on Executive Compensation contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "2004 Report"), which was filed with the Securities and Exchange Commission on July 27, 2005 and which appears in the 2004 Annual Report of the Company. None of the members of the Committee at the time the 2004 Report was issued are currently members of the Committee or of the Board of Directors of the Company. The current members of the Committee were not involved in the determination of and have not evaluated in any respect (i) the compensation policies applicable to the Company's executive officers with respect to compensation reported for the Company's last completed fiscal year,
(ii) the bases for the Compensation reported for the Company's Chief Executive Officer for the Company's last completed fiscal year or (iii) the relationship of the Company's performance to the Chief Executive Officer's compensation for the Company's last completed fiscal year.

                                                   THE STOCK OPTION - EXECUTIVE
                                                   COMPENSATION COMMITTEE
                                                   John E. Harris
                                                   Mary A. Stanford
                                                   James T. Vanasek


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Stock Option - Executive Compensation Committee is an officer or employee of the Company. No other member of the Committee has a current or prior relationship, and no officer who is a statutory insider of the company has a relationship to any other company, required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

EMPLOYMENT CONTRACT

         In November 1999, the Company entered into an employment agreement with Edward F. Ruttenberg, effective November 18, 1999 (as amended on May 15, 2002, March 1, 2005 and September 20, 2005, the "Ruttenberg Agreement"). The Ruttenberg Agreement provides, among other things, (i) that the term of employment will expire on December 31, 2005, (ii) that base salary will be $12,301 per month, plus any increase in base salary and any incentive compensation as determined by the Board of Directors of the Company, and (iii) that upon the occurrence of a "Trigger Event," Mr. Ruttenberg will be entitled to receive as a special bonus an amount equal to two times his annual base salary at the rate in effect on the closing of such Trigger Event plus the annual bonus, if any, received with respect to the most recently completed fiscal year of the Company. For purposes of the Ruttenberg Agreement, a Trigger Event shall mean the occurrence of the event described in subsection (i) below and one or more of the events described in subsection (ii) below; (i) any Rights issued under the American Locker Group Incorporated Stock Rights Agreement dated November 18, 1999 become exercisable under terms of such Rights Agreement, as amended and in effect from time to time, and (ii) the occurrence of any of the following: (a) a substantial reduction in the base salary, benefits or perquisites provided Mr. Ruttenberg; (b) a relocation of the Company's principal place of business to a location which is more than 50 miles from its then current location in Jamestown, New York; or (c) the assignment to Mr. Ruttenberg of any duties inconsistent in any respect with Mr. Ruttenberg's current position with the Company (including status, offices, titles and reporting requirements), or any action by the Company which results in diminution in such position, or Mr. Ruttenberg's current authority, duties or responsibilities, but excluding for this purpose any isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company. Mr. Ruttenberg has agreed that the relocation of the Company's headquarters to Grapevine, Texas, does not constitute a "relocation" of the Company's headquarters for purposes of the Ruttenberg Agreement. The Ruttenberg Agreement also provides that in the event of a sale of the Company, Mr. Ruttenberg will be entitled to receive an incentive bonus equal to one year's base salary as in effect on the date of the sale. The Ruttenberg Agreement defines "sale of the Company" as any merger or sale of substantially all assets of the Company or the sale or exchange to or with one entity or group acting in concert or more than a majority of the outstanding shares if the Company entitled to vote upon the election of directors. The Ruttenberg Agreement also provides that (a) if a Trigger Event and the sale of the Company occur at the same time, only the payment required to be made as a result of the occurrence of the Trigger Event shall be payable; and
(b) if a payment is made as a result of the sale of the Company, any payment made as a result of the subsequent occurrence of a Trigger Event shall be reduced by the amount of such prior payment.

         The Ruttenberg Agreement also provides that in the event of permanent disability, the Company shall pay the employee 100% of his base salary at the rate then in effect for a period of six months from the date of disability and at the rate of 60% thereafter for the balance of the term of the agreement. The Ruttenberg Agreement also provides that such payments shall be reduced by any payments to which Mr. Ruttenberg is entitled under any disability plan then maintained by the Company and by any payments to which Mr. Ruttenberg is entitled under the Federal Social Security disability program.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          The rules of the Securities and Exchange Commission require the Company to disclose late filings of reports of stock ownership and changes in stock ownership by its Directors and statutory insiders. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during 2004, all filings made by these individuals were made on a timely basis in 2004.


AUDIT COMMITTEE

         The duties and responsibilities of the Audit Committee of the Board of Directors are governed by an Amended and Restated Audit Committee Charter. The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to:

o    the integrity of the Company's financial statements;

o    the Company's compliance with legal and regulatory requirements;

o the qualifications and independence of the Company's independent registered public accounting firm; and

o    the   performance  of  the  Company's   internal  audit  function  and  its
     independent registered public accounting firm.

         The Audit Committee consists of three directors, Steven Bregman, Mary
A. Stanford and James T. Vanasek, each of whom qualifies as "independent" under applicable NASDAQ and SEC rules. Each member of the Audit Committee is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. The Board of Directors has determined that Steven Bregman qualifies as an "audit committee financial expert" as defined by SEC regulations and possesses "financial sophistication" as defined by SEC regulation as a result of previous experience and the exercise of financial oversight responsibilities in prior positions.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report for 2004 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with Schneider Downs & Co., Inc., the independent registered public accounting firm responsible for expressing their opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received the written disclosures and the letter from Schneider Downs & Co., Inc. required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with Schneider Downs & Co., Inc. its independence from management and the Company.

         The Audit Committee discussed with Schneider Downs & Co., Inc. the overall scope and plans for its audit. The Audit Committee meets with the Company's independent registered public accounting firm, without management present, to discuss the results of its examination, its evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held one such meeting during 2004.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee also appointed Travis, Wolff & Company, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005.

                                                        THE AUDIT COMMITTEE
                                                        Mary A. Stanford, Chair
                                                        Steven Bregman
                                                        James T. Vanasek


CODE OF BUSINESS CONDUCT AND ETHICS

         The Company has adopted a Code of Business Conduct and Ethics which is applicable to all employees, officers and Directors of the Company. The Code of

Business Conduct and Ethics is intended to address conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets and compliance with laws, rules and regulations (including inside trading and reporting requirements). The Code of Business Conduct and Ethics establishes special ethical rules with respect to the Chief Executive Officer and senior financial officials of the Company. It also establishes compliance procedures and mechanisms for reporting suspected violations. The Code of Business Conduct and Ethics is available on the Company's website (www.americanlocker.com). The Company intends to disclose amendments to, or waivers from, provisions of the Code of Ethics that apply to the Chief Executive Officer and senior financial officials by posting such information on its website. The contents of the Company's website are not part of this Proxy Statement.


CUMULATIVE TOTAL STOCKHOLDER RETURN

         The graph set forth below shows the cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on the Common Stock from the first day of trading in the Common Stock for the past five calendar years as compared to the Russell 2000 Index and a peer group consisting of a group of business equipment manufacturers, including Hon Industries, Inc., Herman Miller, Inc., Xerox Corporation, Steelcase Inc. and Pitney Bowes, Inc. The graph assumes that $100 was invested on January 1, 1999.

         In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.


         COMPARATIVE CHART REFLECTING FIVE YEAR CUMULATIVE TOTAL RETURN
                    AMONG AMERICAN LOCKER GROUP INCORPORATED,
                      RUSSELL 2000 INDEX AND MG GROUP INDEX


                               [Performance Graph]


COMPANY/INDEX/MARKET

                       1999         2000         2001          2002         2003         2004
                       ----         ----         ----          ----         ----         ----
American Locker        100.00       97.78        302.22        237.33       198.40       262.20
Coredata Group Index   100.00       60.90         81.51         70.22       102.81       117.26
Russell 2000 Index     100.00       95.68         96.66         75.80       110.19       129.47


OTHER TRANSACTIONS

         ALSSI currently has a manufacturing agreement with Signore, Inc. ("Signore"), which formerly was a wholly owned subsidiary of the Company, to furnish fabricating, assembly and shipping services. The manufacturing agreement has been amended and restated to provide for a term which expires August 31, 2006, subject to automatic renewal for a one-year period on September 1, 2006, and subject to termination by either party with one-year's notice to the other party. On May 24, 2005, ALSSI delivered to Signore a one-year advance written notice of termination of the manufacturing agreement, with such termination to be effective May 24, 2006, as per the terms for termination in the manufacturing agreement. The agreement provides that the cost to the Company for these services be equal to Signore's cost divided by 80%. Pursuant to the manufacturing agreement, the Company purchased $2,990,000, $2,751,000 and $3,109,000 of material from Signore during 2004, 2003 and 2002, respectively. Alexander Ditonto serves as Chairman of Signore and is the father-in-law of Roy
J. Glosser, a former director of the Company who resigned from the Board of Directors effective June 28, 2005. The Company does not preclude reaching a new manufacturing agreement with Signore. The Company is, however, actively engaged in finding potential alternate sources of manufacturing, fabricating and assembly for certain of its products.

         One of the Company's subsidiaries purchases fabricated parts from Rollform of Jamestown, Inc., a rollforming company owned and managed by Edward
F. Ruttenberg, his wife and family, and other relatives of Mr. Ruttenberg. Pursuant to this arrangement, the Company purchased $245,000, $151,100 and $183,000 of materials from Rollform of Jamestown, Inc. in 2004, 2003 and 2002, respectively.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         To the knowledge of the management of the Company, only the following persons or groups owned of record or beneficially 5% or more of the outstanding Common Stock of the Company as of October 31, 2005:



Name and Address of                   Amount and Nature of            Percent
 Beneficial Owner                     Beneficial Ownership            of Class
-------------------                   --------------------            ---------

Lawrence J. Goldstein                   148,247(1)                      9.6%
Santa Monica Partners L.P.
1865 Palmer Avenue
Larchmont, NY  10538

James T. Vanasek                        121,508(2)                      7.9%
VN Capital Management, LLC
198 Broadway, Suite 406
New York, NY  10038


(1) Based upon a Schedule 13D/A filing made by Mr. Goldstein on March 31, 2005. Includes 4,288 shares owned by Mr. Goldstein, 7,800 shares owned by L. J. Goldstein Company Incorporated Pension Plan and 161,550 shares owned by Santa Monica Partners, L.P. Mr. Goldstein serves as Trustee of the L. J. Goldstein Company Incorporated Pension Plan. Mr. Goldstein is sole owner and serves as President of SMP Asset Management, L.L.C., the sole general partner of Santa Monica Partners, L.P. and may be deemed to be beneficial owner of shares held by Santa Monica Partners, L.P. as a result. Mr. Goldstein disclaims beneficial ownership of such shares held by Santa Monica Partners, L.P. for all other purposes.

(2) Based on a Schedule 13D/A filing made by VN Capital Management, LLC on March 28, 2005. The general partners of VN Capital Fund I, L.P. are VN Capital Management, LLC and Joinville Capital Management, LLC. James
          T. Vanasek, a Director of the Company, and Patrick Donnell Noone are the Managing Members of VN Capital Management, LLC and Joinville Capital Management, LLC.


                              INDEPENDENT AUDITORS

         In conjunction with the movement of the Company's headquarters to its facilities in Grapevine, Texas, the Audit Committee of the Board of Directors of the Company has appointed Travis Wolff & Company, LLP, which is based in Dallas, Texas, as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2005. Previously, the Company engaged Schneider Downs & Co., Inc. and Ernst & Young LLP as the independent registered public accounting firms to audit the financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 2004 and 2003, respectively.

         The following table presents fees and other expenses for professional audit services rendered by (i) Schneider Downs & Co., Inc. for the audit of the Company's annual financial statements for the year ended December 31, 2004 and fees and other expenses for other services rendered during that period and (ii) Ernst & Young LLP for the audit of the Company's annual financial statements for the year ended December 31, 2003 and fees and other expenses for other services rendered during that period.


                                                                2004           2003
                                                               -----------   -------------
        Audit fees ...........................................  $185,000        $121,390
        Audit-related fees ...................................         0           8,850
        Tax fees .............................................     2,600          47,611
        All other fees .......................................       500               0
                                                               ----------    -------------
        Total ................................................  $188,100        $177,851
                                                              =============   =============


AUDIT FEES

         Audit fees in 2004 relate to services rendered in connection with the audit of the Company's consolidated financial statements and the quarterly review of the financial statements included in the Company's Form 10-Q for its third fiscal quarter.

AUDIT-RELATED FEES

         Audit-related fees in 2004 include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and that are not reported under the caption "Audit Fees" above.

TAX FEES

         Tax fees in 2004 include fees for services with respect to tax compliance, tax advice and tax planning.

OTHER FEES

         Other fees in 2004 include fees for the provision of market information relating to executive compensation matters at the request of the Company's Stock Option - Executive Compensation Committee.

         The Audit Committee considered whether the provision of all services described above was compatible with maintaining the auditor's independence, and has determined that such services for 2004 and 2003 were compatible with maintaining the auditor's independence. All services described above were pre-approved by the Audit Committee pursuant to Rule 2-01(c)(u)(i)(C) of Regulation S-X promulgated by the Securities and Exchange Commission.

         The Company has been advised that representatives of Travis, Wolff & Company, LLP will be present at the 2005 Annual Meeting of Stockholders. Those representatives will have an opportunity to make a statement, if they desire to do so, and they will be available to respond to appropriate questions.


                                  OTHER MATTERS

         The management of the Company knows of no other matters which are to be brought before the Annual Meeting other than those matters set forth in this Proxy Statement. However, if any other matters come before the meeting, the holders of the proxies will vote on such matters in accordance with their best judgment.


                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         The Board of Directors has established a process to receive communications from stockholders and other interested parties. To communicate with the Board of Directors, any individual Director or any group or committee of Directors, correspondence should be addressed to the Board of Directors or such individual or group or committee and sent "c/o Corporate Secretary" at 815
S. Main Street, Grapevine, Texas 76051. Communications sent in this matter will be reviewed by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to one or more of the Company's Directors.

         In addition, it is the Company's policy that each member of the Board of Directors attends the Annual Meeting of the Company's stockholders. All members of the Board of Directors as of the date of the 2004 Annual Meeting were in attendance at the 2004 Annual Meeting.


                              STOCKHOLDER PROPOSALS

         Under Rule 14a-8 of the Securities and Exchange Commission, any stockholder who intends to submit a proposal for action at the 2005 Annual Meeting of Stockholders must provide notice to the Company which must be received by the Secretary of the Company a reasonable time before the Company begins to print and mail management's proxy statement and form of proxy relating to the 2005 Annual Meeting of Stockholders. The Company will inform stockholders of this deadline in a timely manner by appropriate means.

                                        By Order of the Board of Directors

                                                Alan H. Finegold
                                                   Secretary

November 11, 2005

                                   APPENDIX A

                       AMERICAN LOCKER GROUP INCORPORATED

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The purpose of the Nominating and Governance Committee of the Board of Directors (the "Board") is to assist the Board in its responsibilities relating to Board membership by:

o    identifying individuals qualified to become Board members;

o selecting the director nominees for the next annual meeting of the shareholders of the Company;

o    selecting the membership composition of the committees of the Board; and

o at the direction of the Board, overseeing the development, implementation and evaluating the Company's corporate governance policies.

Committee Membership

The Nominating and Governance Committee shall consist of at least three members, one of whom shall serve as the chairperson of the Committee. The members of the Nominating and Governance Committee shall meet the applicable membership and independence requirements under National Association of Securities Dealers ("NASD") Rule 4200.

The members of the Nominating and Governance Committee and the chairperson of the Nominating and Governance Committee shall be appointed at least annually by the Board. The Board from time to time may remove members of the Nominating and Governance Committee and fill any resulting vacancy.

Meetings

          The Nominating and Governance Committee shall hold at least two meetings per year and such additional meetings as the Nominating and Governance Committee or its chairperson shall determine.

Committee Duties and Powers

          To carry out its purpose, the Nominating and Governance Committee shall have thefollowing duties and powers:

Identification of Potential Board Members. The Nominating and Governance Committee actively shall seek and identify individuals qualified to become members of the Board, consistent with criteria approved by the Board.

Selection of Director Nominees. The Nominating and Governance Committee shall select nominees for election at each annual meeting of the shareholders of the Company.

Independence and Qualification of Members of the Board. The Nominating and Governance Committee shall review with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience, to ensure the Company's on-going compliance with the independence and other standards set by the NASD.

Committee Composition. The Nominating and Governance Committee shall determine the membership composition of other committees of the Board and shall evaluate the composition of each such committee periodically to ensure the Company's on-going compliance with the independence and other standards set by the NASD.

Subcommittees. The Nominating and Governance Committee may form and delegate authority to subcommittees when appropriate.

Corporation Governance. The Nominating and Governance Committee shall, at the direction of the Board, oversee the development, implementation and periodic evaluation of the Company's corporate governance policies.

Reports to the Board. The Nominating and Governance Committee shall make regular reports to the Board.

Nominating and Governance Committee Charter. The Nominating and Governance Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

Other Duties. The Nominating and Governance Committee also shall perform such additional duties and have such additional responsibilities and functions as the Board from time to time may determine.

Reports of the Committee

         At each regular meeting of the Board, the Nominating and Governance Committee shall report the substance of all actions taken by the Nominating and Governance Committee since the date of its last report to the Board. Each report shall be filed with the minutes of the Board to which it is presented, as a part of the corporate records.

PROXY

                       AMERICAN LOCKER GROUP INCORPORATED

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       AMERICAN LOCKER GROUP INCORPORATED

         The undersigned hereby appoints Edward F. Ruttenberg and Alan H. Finegold, and each of them, with power of substitution in each, and in place of each, in case of substitution, his substitute, as proxies or proxy to represent the undersigned at the Annual Meeting of Stockholders of American Locker Group Incorporated to be held at the offices of American Locker Group Incorporated, 815 South Main Street, Grapevine, Texas, on December 15, 2005 at 10:00 A.M., Central Standard Time, and at any adjournments thereof, and to vote with respect to all shares, as fully as the undersigned would be entitled to vote if personally present (a) in the manner designated hereon with respect to Proposal 1, and (b) in their discretion on such other matters as may properly come before the meeting.

                     (Please Date and Sign on Reverse Side)

-------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------

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                             FOLD AND DETACH HERE

                                                               Please      /_/
                                                               Mark Here
                                                               for Address
                                                               Change or
                                                               Comments
                                                               SEE REVERSE SIDE



1. ELECTION OF BOARD OF DIRECTORS   01 Edward F. Ruttenberg, 02 Alan H.
   OF SIX MEMBERS                   Finegold, 03 John E. Harris, 04 Harold S.
                                    Rabin, 05 Mary A. Stanford and 06 James T.
                                    Vanasek


       FOR                                 (To withhold authority to vote for an individual
all nominees listed                         nominee, write his name on the following line)
(except as otherwise    WITHHOLD AUTHORITY  _______________________________________________
  indicated with        vote for all       (The shares represented by this proxy will be
respect to individual   nominees listed     voted "FOR" each nominee unless authority to
    nominees)                               vote is withheld in the manner provided above).

        /_/                  /_/



                                           Dated: _______________________, 2005

                                           -----------------------------------
                                                        Signature

                                           -----------------------------------
                                                        Signature

                                           NOTE:  Please sign  exactly as name
                                           appears on this card. When signing as
                                           executor, trustee, etc. or as an
                                           officer of a corporation,  give full
                                           title as such. If shares are held
                                           jointly, all holders should sign.

                                           PLEASE VOTE, SIGN AND MAIL TODAY



--------------------------------------------------------------------------------
                            FOLD AND DETACH HERE







S